Exhibit 10.10

CONFIDENTIAL INVESTOR QUESTIONNAIRE RENEWABLE FUEL CORP a Nevada corporation

INSTRUCTIONS:

1.
In order to assure compliance with applicable federal law, it is necessary to obtain information regarding the financial position and experience of investors in the Company.  Please complete this Confidential Investor Questionnaire.

2.	Please return the completed Confidential Investor Questionnaire to:

C. Parkinson Lloyd, Esq.

c/o Durham Jones & Pinegar

111 East Broadway

Suite 900

Salt Lake City, UT 84111

Telephone:   (801) 415-3000

Facsimile:   (801) 415-3500

Email:   plloyd@djplaw.com

3.	Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Subscription Agreement.

PART I.                      GENERAL INFORMATION (ATTACH ADDITIONAL SHEETS IF NECESSARY)

To be completed by all Investors.
1.	Name:	Oilcorp International Limited

2.	Address:
		Business:	No. 2-2, Jalan SS6/8, Kelana Jaya, 47301 Petaling Jaya, Selangor, Malaysia

		Registered:	Palm Grove House, P.O. Box 438, Toad Town, Tortola, British Virgin Islands

Note: The Company may deliver time-sensitive documents by Federal Express. Please provide the Partnership with a street address since Federal Express will not deliver to post office boxes.

3.	Telephone:
		Business:	(603) 7804 4843
		Residence:	( ) Not applicable

4.	Date of Birth:	Not applicable
(to be completed by individual Investors)
5.	Marital status:	Not applicable
(to be completed by individual Investors)

6.	Social Security Number or Federal Employer Identification Number:	Not applicable

7.	The undersigned is (check the applicable subparagraph):
	☐	A United States Person; or
	☐	A non-United States Person.

For purposes of this Confidential Investor Questionnaire, “United States Person” or “U.S. Person” means (A) any natural person resident in the United States; (B) any partnership or corporation organized or incorporated under United States laws; (C) any estate of which any executor or administrator is a U.S. Person; (D) any trust of which any trustee is a U.S. Person; (E) any agency or branch of a foreign entity located in the United States; (F) any non-discretionary account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of a U.S. Person; (G) any discretionary account (other than an estate or trust) held by a dealer or other fiduciary incorporated or resident in the United States; and (H) any partnership or corporation organized or incorporated under the laws of any foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in unregistered securities (unless owned by accredited investors who are not natural persons, estates or trusts).  A “non-United States Person” means any person other than a United States Person.

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PART II.                      INVESTMENT REPRESENTATIONS

To be completed by all Investors.
A.	Legal Structure of Investor (INDIVIDUALS SHOULD SKIP)
1.
The Investor has been duly formed and is validly existing and has full power and authority to invest in the Partnership.  The person signing on behalf of the undersigned has the authority to execute and deliver the Subscription Agreement on behalf of the Investor and to take other actions with respect thereto.

	2.	Indicate the form of entity of the undersigned:
		☐	Limited Partnership
		☐	General Partnership
		☒	Corporation
		☐	Limited Liability Company
☐
Revocable Trust (If the trust does not have $5 million in assets or if the trust was specifically formed for the purpose of this investment, identify each grantor and indicate under what circumstances the trust is revocable by the grantor.  Also indicate the category in Section B below that describes how each such grantor is qualified as an “Accredited Investor”):

(Continue on a separate piece of paper, if necessary.)
		☐	Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)
		☐	Other form of organization (indicate form of organization):

3.	The approximate date the undersigned entity was formed:	18 November 2008

4.	State of principal place of business:	British Virgin Islands

5.	Country of organization:	British Virgin Islands

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B.	Verification of Status as an “Accredited Investor”

In order for the Partnership to offer and sell the Interests in conformity with state and federal securities laws, the following information must be obtained regarding your investor status.

If an INDIVIDUAL, please answer the following items:

☐ True	☐ False	(1) The Investor is a natural person whose net worth, either individually or jointly with such Investor’s spouse, exceeds $1,000,000;
☐ True	☐ False
(2)   The Investor is a natural person who had an income in excess of $200,000, or joint income with such Investor’s spouse in excess of $300,000, in each of the two most recent years and reasonably expects to have income reaching the same level in the current year;

☐ True	☐ False	(3) The Investor is a director, executive officer, or manager of the Company.
The term “net worth” means the excess of total assets over total liabilities.  In calculating “net worth,” the undersigned may include the estimated fair market value of the Investor’s principal residence as an asset.

In determining individual “income,” the Investor should (i) add to the Investor’s individual adjusted gross income (exclusive of any spousal income) any amounts attributable to tax exempt income received, losses claimed as a member in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan to the extent vested, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income and (ii) subtract from the Investor’s individual adjusted gross income any unrealized capital gain.

If NOT AN INDIVIDUAL (e.g. partnership, corporation, or limited liability company), please check each category that is applicable:

☒	(1)
The Investor is a corporation, a partnership, a limited liability company, a Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000;

☐	(2)
The Investor is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

☐	(3)	The Investor is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

☐	(4)	The Investor is an insurance company as defined in Section 2(13) of the Securities Act;

☐	(5)	The Investor is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

☐	(6)	The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	(7)
The Investor is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000;

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☐	(8)
The Investor is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, and (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) if a self-directed plan, the investment decisions are made solely by persons that are accredited investors;

☐	(9)	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	(10)	The Investor is a manager of the Partnership;

☐	(11)
The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Partnership;

☐	(12)
The Investor is an entity in which all of the equity owners qualify under any of the above categories (including the categories for individuals listed in the immediately preceding section).  If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

(Continue on a separate piece of paper, if necessary.)

C.	Verification of Status as an Employee Benefit Plan (SKIP IF AN INDIVIDUAL):

The undersigned is:

☐ True	☐ False	(1) an employee benefit plan (as defined in section 3(3) of ERISA), whether or not it is subject to the provisions of Title I of ERISA; or
☐ True	☐ False	(2) a plan described in section 4975(e)(1) of the Internal Revenue Code; or
☐ True	☐ False
(3)   an entity which is deemed to be a “benefit plan investor” under the Final Regulation of the Department of Labor, published in the Federal Register on November 13, 1986 (the “Final Regulation”) because its underlying assets include “plan assets” by reason of a plan’s investment in the entity (including, by way of example only, a partnership not qualifying as an operating company within the meaning of the Final Regulation, which is 25% or more owned by entities described in (1) or (2) above).

If the Investor is an Employee Benefit Plan (the “Plan”) within the meaning of Title I of the Employee Retirement Income Security Act of 1974:

☐ True	☐ False	The investment in the Partnership is a permitted investment under the documents and instruments governing the Plan.

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THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY IF ANY  RESPONSE ABOVE BECOMES INACCURATE AT ANY TIME, INCLUDING ANY TIME FOLLOWING THE CLOSING.  If the undersigned is uncertain as to the correct response above, the undersigned should consult with its legal counsel in completing its response above, or should contact C. Parkinson Lloyd, Esq. at (801) 415-3000, counsel to the Company.

Executed on:  2 December 2008
                                                                        Date

Oilcorp International Limited
                                                         Print Name of Investor

By /s/
                                                                      Signature

Ng Huat Tian, Director
                                               Print Name of Signatory and Title

WITNESS::   /s/
                                                                       Signature

Koh Sui Ming
                                                           Print Name of Witness

* * * * *

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ANNEX A

The relevant section of Rule 13d-3 of the Securities and Exchange Act of 1934 as amended, as referred to in Section C of Part II of the Confidential Investor Questionnaire, provides:

(a)           … “[a] beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

(1)           Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(2)           Investment power which includes the power to dispose, or to direct the disposition of, such security.

(b)           Any person who, directly indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of Section 13(d) or 13(g) of the Act shall be deemed for purposes of such sections to be the beneficial owner of such security.

(c)           All securities of the same class beneficially owned by a person, regardless of the form which such beneficial ownership takes, shall be aggregated in calculating the number of shares beneficially owned by such person.

(d)           Notwithstanding the provisions of paragraphs (a) and (b) of this rule:

(1)           (i)    A person shall be deemed to be the beneficial owner of a security, subject to the provisions of paragraph (b) of this rule, if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire:

(A)           through the exercise of any option, warrant or right;

(B)           through the conversion of a security;

(C)           pursuant to the power to revoke a trust, discretionary account, or similar arrangement; or

(D)           pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however; any person who acquires a security or power specified in paragraph (A), (B) or (C) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.  Any securities not outstanding which are subject to such options, warrants, rights or conversion privileges shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

(2)           A member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the record holder of such securities and, pursuant to the rules of such exchange, may direct the vote of such securities, without instruction, on other than contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted, but is otherwise precluded by the rules of such exchange from voting without instruction.

(3)           A person who in the ordinary course of business is a pledgee of securities under a written pledge agreement shall not be deemed to be the beneficial owner of such pledged securities until the pledgee has taken all formal steps necessary which are required to declare a disposition of such pledged securities will be exercise, provided that: (i) the pledge agreement is ‘bona fide’ and was not entered into with the purpose nor with the effect of changing or influencing the control of the issuer, nor in connection with any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b); (ii) the pledgee is a person specified in Rule 13d-1(b)(1)(ii), including persons meeting the conditions set forth in paragraph (G) thereof; and (iii) the pledgee agreement, prior to default, does not grant to the pledgee:  (A) the power to vote or to direct the vote of the pledged securities; or (B) the power to dispose or direct the disposition of the pledged securities, other than the grant of such power(s) pursuant to a pledge agreement under which credit is extended subject to Regulation T and in which the pledgee is a broker or dealer registered under Section 15 of the Act.

(4)           A person engaged in business as an underwriter of securities who acquires securities through his participation in good faith in a firm commitment underwriting registered under the Securities Act of 1933 shall not be deemed to be the beneficial owner of such securities until the expiration of forty days after the date of such acquisition.

* * * * *

  SUBSCRIPTION AGREEMENT

PRIVATE PLACEMENT OF SHARES OF SERIES A PREFERRED STOCK
OF
RENEWABLE FUEL CORP
a Nevada corporation

NEITHER THE SHARES OF PREFERRED STOCK NOR THE SHARES OF COMMON STOCK UNDERLYING THE PREFERRED STOCK (COLLECTIVELY, THE “SECURITIES”) REFERRED TO IN THIS SUBSCRIPTION AGREEMENT HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION.  SUCH SECURITIES ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS PROVIDED BY THE SECURITIES ACT.

A PURCHASER OF SECURITIES SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE LAWS OF ANY OTHER JURISDICTION, AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.  THE ISSUER IS NOT OBLIGATED TO REGISTER THE SECURITIES UNDER THE SECURITIES ACT OR THE LAWS OF ANY OTHER JURISDICTION.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CAREFULLY REVIEW AND FOLLOW THE INSTRUCTIONS
IMMEDIATELY BEHIND THIS COVER PAGE.

INCOMPLETE SUBSCRIPTION AGREEMENTS
AND CONFIDENTIAL INVESTOR QUESTIONNAIRES
WILL BE RETURNED TO SUBSCRIBERS FOR COMPLETION.

INSTRUCTIONS TO SUBSCRIBERS

In order to subscribe for shares of Series A Preferred Stock of Renewable Fuel Corp, a Nevada Corporation (the “Company”), please do the following:

1.             Please Read and Complete the Subscription Agreement in Its Entirety.  It contains certain statements and certain representations required to be made by each investor.  Complete, date and sign and have witnessed the two signature pages of the Subscription Agreement.

2.             Please Read and Complete the Confidential Investor Questionnaire.  The information is intended to establish among other things, whether you are an “accredited investor” within the meaning of the Securities Act of 1933, as amended.  Complete, date and sign and have witnessed the signature page of the Confidential Investor Questionnaire.

3.             Please Read and Complete the Appropriate Internal Revenue Service Form.  The Form W-9 (Request for Tax Identification Number and Certification) must be completed if you are a U.S. person, corporation, partnership, limited liability company, trust, or other entity.  If you are not a U.S. person, corporation, partnership, limited liability, trust or other entity, then please complete and return either Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding), Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States), Form W-8EXP (Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding) or Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding), whichever is appropriate.  The information contained on these forms will be used by the Company in filing its U.S. federal, state and local income tax and information returns.

4.             Please Read the Confidential Term Sheet.  The Confidential Term Sheet provides important information about the offering and other information you should consider before subscribing to purchase shares of the Company’s securities.

5.             Return Documents.  Please return (a) the completed Subscription Agreement with two signed and witnessed signature pages, (b) the completed, signed and witnessed Confidential Investor Questionnaire, and (c) the completed and signed Form W-9, W-8BEN, W-8ECI, W-8EXP or W-8IMY, which ever is appropriate, to:

C. Parkinson Lloyd, Esq.
c/o Durham Jones & Pinegar
111 East Broadway
Suite 900
Salt Lake City, UT 84111
Telephone:   (801) 415-3000
Facsimile:   (801) 415-3500
Email:   plloyd@djplaw.com

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FOLLOWING REVIEW OF THE SUBSCRIPTION AGREEMENT, QUESTIONNAIRES AND ATTACHMENTS, WHERE APPLICABLE, BY DURHAM JONES & PINEGAR, THE SUBSCRIPTION AGREEMENT WILL BE FORWARDED TO THE PRESIDENT OF THE COMPANY FOR ACCEPTANCE IN THE SOLE DISCRETION OF THE COMPANY.

INCOMPLETE SUBSCRIPTION AGREEMENTS WILL BE RETURNED TO SUBSCRIBERS FOR COMPLETION.

6.             Wire Transfer Instructions.  Please arrange for a wire of immediately available funds in the amount of your initial capital contribution on the date of the Closing (as defined in Section 0 of the Subscription Agreement) into the Company’s bank account in accordance with the following wire transfer instructions:

Account Name:	Renewable Fuel Corp

Reference:	[Insert Name of Subscriber]

Bank:	CitiBank

Account Number:

ABA/Transit No.:

7.             Questions.  If you have questions about completing the Subscription Agreement, please contact C. Parkinson Lloyd, Esq. of Durham Jones & Pinegar, legal counsel for the Company, at (801) 415-3000.

ALL INFORMATION SHOULD BE TYPED OR PRINTED IN INK.
ANY CORRECTIONS MUST BE INITIALED.

PLEASE NOTIFY THE COMPANY IMMEDIATELY IF THE INFORMATION YOU SUPPLY BECOMES INACCURATE AT ANY TIME, INCLUDING ANY TIME FOLLOWING THE CLOSING.

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RENEWABLE FUEL CORP
a Nevada corporation

SUBSCRIPTION AGREEMENT

TO:	Renewable Fuel Corp
c/o Durham Jones & Pinegar, P.C.
111 East Broadway, Suite 900
Salt Lake City, Utah 84111
Attn: C. Parkinson Lloyd, Esq.

Ladies and Gentlemen:

The undersigned subscribing investor (the “Investor” or the “undersigned”) understands that (a) Renewable Fuel Corp, a newly formed Nevada corporation (the “Company”), has been formed pursuant to Nevada corporate law, and (b) the Company is offering shares of its Series A Convertible Preferred Stock (the “Shares”) to certain qualified investors, at a per share price of $10.00 per share.  The undersigned has been provided with the final Confidential Term Sheet (the “Term Sheet”) as set forth in Appendix A, as well as the Certificate of Designation of Rights and Preferences of the Series A Preferred Stock (the “Certificate of Designation”).  Capitalized terms used but not defined in this Subscription Agreement (the “Subscription Agreement”) shall have the respective meanings given them in the Term Sheet or the Certificate of Designation, as applicable.

1.             Subscription.  Subject to the terms and conditions hereof, the undersigned hereby tenders this subscription (the “Subscription”) in the amount set forth on the undersigned’s signature page hereto or such lesser amount as the President of the Company shall choose to accept pursuant to Section 2 below.  By signing below, the undersigned acknowledges and agrees to the terms, conditions, rights, and preferences of the Series A Preferred Stock as set forth in the Certificate of Designation.

2.             Acceptance of Subscription.  It is understood and agreed that this Subscription Agreement is made subject to the following terms and conditions:

(a)           The President of the Company shall have the right to accept or reject this Subscription, in whole or in part, in its sole and absolute discretion.  This Subscription shall be deemed to be accepted and in the amount stated by the President of the Company when signed by the President of the Company.  If the President of the Company chooses to accept only part of the Subscription amount, then the President of the Company shall be authorized to revise the amount indicated as the Subscription on the undersigned’s signature page to this Subscription Agreement and shall notify the undersigned in writing of such revision promptly after the Closing.

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3.             Closing; Conditions to Closing.

(a)           Time and Place of Closing.  The closing of the sale and purchase of the undersigned’s Shares (the “Closing”) shall take place at the offices of the Company on such date and at such time as shall be selected by the President of the Company (the “Closing Date”).

(b)           Undersigned’s Conditions to Closing.  The undersigned’s obligations hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

(i)           The Company’s acceptance of the undersigned’s Subscription.

(c)           Company’s Conditions to Closing.  The Company’s obligations hereunder are subject to acceptance by the President of the Company of the undersigned’s Subscription, and to the fulfillment, prior to or at the Closing, of each of the following conditions:

(i)           The representations and warranties of the undersigned contained in this Subscription Agreement shall be true and correct at the Closing.

(ii)           All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and Durham Jones & Pinegar, its counsel, and the Company and its counsel shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

(d)           Subscription Amount Payable at Closing.  The undersigned’s Subscription Amount shall be due and payable at the Closing.

4.             Representations, Warranties, and Agreements of the Company.  The Company represents, warrants and agrees as follows:

(a)           The Company is duly and validly organized and validly existing as a corporation under the laws of the State of Nevada, and has all requisite power and authority under its Articles of Incorporation, as amended, and such laws to conduct its business as described in the Articles of Incorporation.

(b)           The Company is not in violation of any term of its Articles of Incorporation or Bylaws or this Subscription Agreement nor is it in material violation of any term of any other mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation which is applicable or to which it is bound.

(c)           Neither the execution and delivery of this Subscription Agreement or any other agreement or document contemplated hereby or thereby, nor the offer, issuance or sale of the Shares, requires any consent, approval or authorization from, or filing, registration or qualification with, any federal, state or local governmental or regulatory authority in the United States (including, without limitation, registration under the Securities Act of 1933, as amended (the “Securities Act”)) on the part of the Company, except for compliance by the Company with Regulation D (“Regulation D”) promulgated under the Securities Act and the requirements of any applicable state securities (“Blue Sky”) laws, all of which filings required to be made prior to the Closing have been or will have been made.

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(d)           There are no actions, proceedings or investigations pending or threatened against the Company (or any basis therefor known to the Company).

(e)            If Oilcorp International Limited (“Oilcorp”) chooses to take advantage of the Debt Conversion under the terms of the Series A Preferred Stock as set forth in the Certificate of Designation, the Company covenants and agrees to grant to Oilcorp a second position security interest (the “Second Position Security Interest”) in the Biodiesel production plant at Gebeng Industrial Park, Kuantan, Pahang (the “Plant”), and the Company shall take all steps necessary to secure and perfect Oilcorp’s security interest in the Plant;  provided, however, that once the Debt Amount (as defined in the Certificate of Designation) has been either (i) repaid in full or (ii) converted into shares of the Company’s common stock as outlined in the Certificate of Designation, the Second Position Security Interest shall be terminated and released and shall be of no further force and effect.

(f)            All other terms of the Term Sheet agreed between the parties, if not otherwise set forth in the Certificate of Designation or this Subscription Agreement, shall become binding on the Parties upon (a) the signature of this Subscription Agreement by Oilcorp and (b) the acceptance of the subscription by the Company.

5.             Representations, Warranties, and Agreements of the Undersigned.  The undersigned hereby represents and warrants to the Company as follows:

(a)           The undersigned either (i) is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect, or (ii) (A) certifies that the undersigned is not a “U.S. person” within the meaning of SEC Rule 902 of Regulation S, as presently in effect, and that the undersigned is not acquiring the Shares for the account or benefit of any U.S. person, (B) agrees to resell the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration and agrees not to engage in hedging transactions with regard to such Shares unless in compliance with the Securities Act, (C) agrees that any certificates, if any, for the Shares issued to the undersigned shall contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration and that hedging transactions involving such Shares may not be conducted unless in compliance with the Securities Act, and (D) agrees that the Company is hereby required to refuse to register any transfer of any portion of the Shares issued to the undersigned not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

(b)           The Shares are being acquired for the undersigned’s own account for investment, with no intention of distributing or selling any portion thereof and not with a view to any distribution thereof within the meaning of the Securities Act, and will not be transferred by the undersigned in violation of the Securities Act or the then applicable rules or regulations thereunder.  No one other than the undersigned has any interest in or any right to acquire the Shares.

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(c)           By reason of the undersigned’s business or financial experience, or that of the undersigned’s professional advisor, the undersigned is capable of evaluating the merits and risks of an investment in the Company and of protecting its own interests in connection with the transaction.

(d)           The undersigned has received and carefully read and understands the Confidential Term Sheet, this Subscription Agreement, and the Confidential Investor Questionnaire.

(e)           No representations or warranties have been made to the undersigned by the Company or any agent of said persons or entities, other than as set forth herein.

(f)           The undersigned has been afforded an opportunity to ask questions of and receive answers satisfactory to the undersigned from the Company concerning the Company, and the Company has made available all additional information which the undersigned has requested.

(g)           The undersigned has not relied upon any offering material or literature other than the Confidential Term Sheet, the Confidential Investor Questionnaire, and written information (if any) furnished or made available by the Company.

(h)           The address set forth on the signature page hereto is the undersigned’s true and correct residence, if an individual, or principal place of business, if an entity other than an individual.

(i)           The undersigned has investigated the acquisition of the Shares to the extent the undersigned deemed necessary or desirable, and the Company has provided the undersigned with any assistance it has requested in connection therewith.

(j)           The undersigned has full power and authority to make the representations referred to in this Subscription Agreement, to purchase the Shares, to deliver and pay the Subscription Amount, and to comply with the terms of this Subscription Agreement.

(k)           The undersigned acknowledges and is aware of the following:

(i)           An investment in the Company is speculative and involves a high degree of risk of loss.

(ii)           The Shares have not been registered under the Securities Act or any state securities laws, and the transfer thereof is restricted by the Securities Act, and applicable state securities laws.  The Shares will not be, and the undersigned will have no rights to require that the Shares be, registered under the Securities Act.  There will be no public market for the Shares, the undersigned may not be able to avail itself of the provisions of Rule 144 of the Securities Act with respect to the Shares, and, the undersigned may have to hold the Shares acquired indefinitely.

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(iii)           No state or federal agency has made any finding or determination as to the fairness of the terms of the offering and sale of the Shares.

(l)           The execution and delivery of this Subscription Agreement, the Confidential Investor Questionnaire, and any other document contemplated hereby or thereby, the consummation of the transactions contemplated hereby and thereby, and the performance of the undersigned’s obligations hereunder and thereunder, will not conflict with, or result in any violation of or default under, any provision of any charter, by-laws, trust agreement, partnership agreement or other governing instrument applicable to the undersigned, or any agreement or other instrument to or by which the undersigned or the properties of the undersigned is a party or may be bound.

(m)           If executing this Subscription Agreement in a representative or fiduciary capacity on behalf of the person, partnership, trust, estate, corporation, or other entity for whom the undersigned is acting in this matter, that such person, partnership, trust, estate, corporation or other entity has full right and power to execute, deliver, and perform this Subscription Agreement, and to become a shareholder of the Company, and that each of the representations contained in this Subscription Agreement are true and accurate with respect to such person, partnership, trust, estate, corporation or other entity.

(n)           The acceptance of the undersigned’s Subscription Agreement together with the appropriate remittance in the form of the Subscription Amount will not breach any applicable money laundering rules and regulations and the undersigned undertakes to provide verification of its identity reasonably satisfactory (on a confidential basis), to the Company and/or any entity acting on the Company’s behalf in respect of the acceptance of subscriptions, promptly on request.

(o)           The undersigned understands that due to money laundering requirements operating within their respective jurisdictions, the Company, and any entity acting on the Company’s behalf, may require further identification of the undersigned before this Subscription Agreement can be processed.  The undersigned agrees that the Company shall be held harmless and indemnified by the undersigned against any loss arising from the failure to process this Subscription Agreement if such information as has been required from the undersigned has not been provided by the undersigned.

(p)           THE UNDERSIGNED UNDERSTANDS THAT THE LEGAL AND ECONOMIC MATTERS RELATING TO ITS INVESTMENT IN THE COMPANY ARE COMPLEX AND THAT THE UNDERSIGNED IS FREE TO SEEK INDEPENDENT PROFESSIONAL GUIDANCE OR COUNSEL WITH RESPECT THERETO.  THE UNDERSIGNED HAS EITHER SOUGHT SUCH ADVICE OR COUNSEL OR DETERMINED, AFTER CAREFULLY READING THE CONFIDENTIAL TERM SHEET, THIS SUBSCRIPTION AGREEMENT, AND THE OTHER DOCUMENTS AND AGREEMENTS CONTEMPLATED HEREBY AND THEREBY, TO FOREGO SUCH ADVICE.  THE UNDERSIGNED ACKNOWLEDGES THAT COUNSEL TO THE COMPANY IS NOT ACTING AS COUNSEL TO THE UNDERSIGNED.

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(q)           THE UNDERSIGNED IS NOT RELYING UPON ANY WRITTEN OR ORAL REPRESENTATION OR ADVICE FROM THE COMPANY, THE OFFICERS OR DIRECTORS OF THE COMPANY, OR ANY OF THEIR RESPECTIVE AGENTS OR REPRESENTATIVES, WITH RESPECT TO (i) ANY LEGAL, TAX, ECONOMIC OR OTHER CONSIDERATIONS INVOLVED IN THE UNDERSIGNED’S INVESTMENT IN THE COMPANY, OR (ii) THE MEANING OR EFFECT OF ANY TERMS OR CONDITIONS OF THIS SUBSCRIPTION AGREEMENT OR ANY OTHER DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY OR THEREBY.

(r)           The undersigned has completed the attached Confidential Investor Questionnaire, which is incorporated herein and made a part hereof, and that the information contained therein is complete and accurate as of the date hereof and shall be accurate as of the date of the Closing.

(s)           In the event Oilcorp chooses to take advantage of the Debt Conversion as outlined in the Certificate of Designation, Oilcorp agrees to release and terminate that the Second Position Security Interest in the Biodiesel production plant at Gebeng Industrial Park, Kuantan, Pahang (the “Plant”) interest in the Plant once the Debt Amount (as defined in the Certificate of Designation) has been either (i) repaid in full or (ii) converted into shares of the Company’s common stock as outlined in the Certificate of Designation above.

(t)           All other terms of the Term Sheet agreed between the parties, if not otherwise set forth in the Certificate of Designation or this Subscription Agreement, shall become binding on the Parties upon (a) the signature of this Subscription Agreement by Oilcorp and (b) the acceptance of the subscription by the Company.

The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of Closing and shall survive such date.  If in any respect such representation and warranties shall not be true and accurate prior to Closing, the undersigned shall give immediate notice of such fact to the Company at c/o Durham Jones and Pinegar, 111 East Broadway, Suite 900, Salt Lake City, UT 84111 (Fax: (801) 415-3500), Attn: C. Parkinson Lloyd, Esq., by facsimile or telegram with written confirmation of receipt, specifying which representations and warranties are not true and accurate and the reasons therefor.

6.             Indemnification.  The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties made by the undersigned herein and in the attached Confidential Investor Questionnaire and that the Company is relying on such representations and warranties in making its determination to accept or reject this Subscription.  The undersigned hereby agrees to indemnify and hold harmless the Company, its agents, and each director, officer or employee of the Company from and against any and all loss, damage or liability due to or arising out of a breach of any such representation or warranty of the undersigned.

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7.             Time; No Revocation.  Time shall be of the essence in this Subscription Agreement.  The undersigned agrees that this Subscription Agreement and any agreement of the undersigned made hereunder is irrevocable, and that this Agreement shall survive the death or legal incapacity of the undersigned.

8.             Notices.  All notices or other communications given or made hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, if addressed to the Company, 7251 West Lake Mead Blvd, Suite 300, Las Vegas, Nevada, 89128, Attn: Richard Henderson, or to the undersigned at the address set forth on the signature page hereto, or at such other place as a party may designate by written notice to the other party in accordance with this Section 8.

9.             Survival of Agreements, Representations and Warranties.  All agreements, representations and warranties contained herein or made in writing by or on behalf of a party hereto in connection with the transactions contemplated by this Subscription Agreement shall survive the execution and delivery of this Subscription Agreement, any investigation at any time made by any party, and the sale and purchase of the undersigned’s Shares of the Company’s common stock and payment therefor.

10.           Modification or Termination.  Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought; provided, however, that if this Subscription is rejected in full by the Company, then this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder, and the Company shall promptly return or cause to be returned to the undersigned this Subscription Agreement.

11.           Successors and Assigns.  This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  If the undersigned is more than one person, their obligations shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and its successors and assigns.  Notwithstanding the foregoing, this Subscription Agreement is not transferable or assignable by the undersigned and any such attempted transfer or assignment shall be null and void.

12.           Complete Agreement of the Parties.  This Subscription Agreement and the other agreements or documents referred to herein or therein contain the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein and in such other agreements or documents.

13.           Severability.  Any term or provision of this Subscription Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Subscription Agreement or affecting the validity or enforceability of any of the terms or provisions of this Subscription Agreement in any other jurisdiction.

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14.           Counterparts.  This Subscription Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one agreement.

15.           Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Nevada as applied to agreements among US residents entered into and to be performed entirely within the United States.

16.           General.  Signatures transmitted by facsimile shall be effective and binding as if an original.  By executing the signature page to this Subscription Agreement, the undersigned agrees to be bound by the foregoing.

[SIGNATURES TO FOLLOW]

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RENEWABLE FUEL CORP
a Nevada corporation

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE

Very truly yours,

                 Oilcorp International Limited
Print Subscriber’s Full Legal Name

                 /s/
Signature

                 Ng Huat Tian, Director
Print Title of Signatory
(if applicable)

Social Security Number or Federal Employer Identification Number

                 (603) 7804 4843
Telephone Number

                 (603) 7804 6212
Facsimile Number

Email Address

Residence Address:

Mailing Address (if different):

SUBSCRIPTION AMOUNT: US$ 22,111,664 NUMBER OF PREFERRED SHARES: 2,211,166 Dated: December 2nd, 2008 WITNESSED: /s/ Signature Koh Sui Ming Print Witness’ Full Legal Name Print Witness’ Full Legal Name

RENEWABLE FUEL CORP
a Nevada corporation

ACCEPTANCE

Renewable Fuel Corp, a Nevada corporation (the “Company”), hereby accepts the above Subscription Agreement and Investor’s Subscription to acquire shares of the Company’s Series A Preferred Stock in the amounts set forth below, upon the terms and conditions of the Subscription Agreement to which this Acceptance is attached and of which it is a part.

ACCEPTED BY:

RENEWABLE FUEL CORP
a Nevada corporation

By:	/s/ William Van Vliet
William Van Vliet
02 December 2008

WITNESS:	/s/ Cho Nam Sang
Name: Cho Nam Sang

Subscription Accepted:

Per share price = $10.00 per Preferred Share

Number of Preferred Shares: 2,211,166

Subscription Amount: $22,111,664

APPENDIX A

FINAL TERM SHEET

THIS DOCUMENT IS NOT TO BE CONSIDERED A SOLICITATION TO BUY OR SELL ANY SECURITY. THE TERMS OUTLINED ARE SUMMARY IN NATURE, AND ANY AGREEMENT MUST BE REFLECTED IN ONE OR MORE COMPREHENSIVE AND LEGALLY BINDING DOCUMENTS. THE PROPOSED TRANSACTION IS ALSO SUBJECT TO DUE DILIGENCE PROCEDURES.

Oilcorp Berhad/
Renewable Fuel Corp
CONFIDENTIAL TERM SHEET

Proposed Private Placement Purchase of up to
$22,111,664
Regulation D Offering of Restricted Series A Convertible Preferred Stock
of
Renewable Fuel Corp, a Nevada corporation

CLOSING DATE:	The date on which Oilcorp Berhad (the “Investor”) and Renewable Fuel Corp (the “Company”) enter into definitive securities purchase documents.
SECURITIES OFFERED:	Series A Convertible Preferred Stock of the Company pursuant to the terms set forth herein.
PURCHASE PRICE;
PAYMENT
The aggregate purchase price shall be $22,111,664 (the “Investment Amount”).  Investor shall have the right to pay the Investment Amount in cash or through conversion of existing obligations of the Company at the same price per share as cash, at the sole discretion of the Company.

CONVERTIBLE
INSTRUMENT:
$22,111664 aggregate purchase price of the Series A Convertible Preferred Stock (the “Preferred Stock”) of the Company, at a per share price of $10.00 per share.  The Conversion Price for conversion either into Common Stock or debt (as described below) of the Preferred Stock is $1.00.

AUTOMATIC
CONVERSION:
If, at any time during the twelve months following the purchase of the Preferred Stock (the “Initial Conversion Period”), the Company’s common stock begins trading on a stock exchange, market, or other trading facility, the issued and outstanding Preferred Stock will immediately convert, on a one (1) share of Preferred Stock for ten (10) shares of common stock basis, into shares of common stock.

Following the Initial Conversion Period and until such time as the Preferred Stock has been converted into debt (as described immediately below) (the “Subsequent Conversion Period”), if the Company’s common stock begins trading on a stock exchange, market, or other trading facility, the issued and outstanding Preferred Stock will immediately convert, on a one (1) share of Preferred Stock for ten (10) shares of common stock basis, into shares of common stock.

OPTIONAL
CONVERSION:
At any time following the Initial Conversion Period, provided that Company’s common stock is not trading on a stock exchange, market, or other trading facility resulting in the automatic conversion as described above, the Investor shall have the right, but not the obligation, to convert all, but not less than all, of the shares of Preferred Stock into a debt obligation (the “Debt Amount”) of the Company (the “Debt Conversion”).  If the Investor chooses to take advantage of the Debt Conversion, the Company will pay interest on the principal amount of the debt at a rate of 8%, payable quarterly in arrears, by issuing shares of the Company’s common stock at a conversion/purchase rate of $1.00 per share.

If the Investor chooses to take advantage of the Debt Conversion, the Investor shall have the right to receive from the Company fifty percent (50%) of the Company’s Net Income After Taxes (as defined in the Company’s annual audited financial statements) until the full amount of the Debt Amount has been repaid or until the Company’s common stock begins trading on a stock exchange, market, or other trading facility, at which time the remaining outstanding Debt Amount shall automatically convert into shares of the Company’s common stock at a conversion price of $1.00.

SECURITY INTEREST:
If the Investor chooses to take advantage of the Debt Conversion, the Company shall grant to the Investor a second position security interest (the “Second Position Security Interest”) in the Biodiesel production plant at Gebeng Industrial Park, Kuantan, Pahang (the “Plant”), and the Company shall take all steps necessary to secure and perfect Oilcorp’s security interest in the Plant;  provided, however, that once the Debt Amount (as defined above) has been either (i) repaid in full or (ii) converted into shares of the Company’s common stock as outlined above, the Second Position Security Interest shall be terminated and released and shall be of no further force and effect.

INTEREST:
Eight percent (8%) interest payable quarterly in arrears in shares of common stock of the Company, on the terms set forth below.  Interest shall be not be payable during the Initial Conversion Period, and shall begin to accrue during the Subsequent Conversion Period, commencing on the first anniversary of the closing of the purchase of the Preferred Stock, unless such Preferred Stock has been converted into shares of the Company’s common stock, as set forth below.  Assuming no conversion has taken place, beginning on the first anniversary of the purchase of the Preferred Stock, the Company will pay 8% on the outstanding unconverted and unpaid balance of the Investment.

As noted above, if the Investor chooses to take advantage of the Debt Conversion, the Company will pay interest on the principal Debt Amount at a rate of 8%, payable quarterly in arrears, by issuing shares of the Company’s common stock at a conversion/purchase rate of $1.00 per share.  If the Investor does not choose the Debt Conversion, the Company will pay interest on the Investment Amount at a rate of 8%, payable quarterly in arrears, by issuing shares of the Company’s common stock at a conversion/purchase rate of $1.00 per share.

CONVERSION
PRICE:	The Preferred Stock will be convertible into shares of the Company’s common stock (upon an Automatic Coversion) or debt (upon an Optional Conversion) at a conversion price of $1.00.
CONDITIONS
TO CLOSING:	Closing is subject to conditions precedent including the following:
(1) satisfactory completion of legal, accounting, IP, and other due diligence;
(2) approval by a majority of the shareholders of Oilcorp Berhad, if required.
(3) full implementation of the Company’s Stock Option program for key employees of the Company.

CONFIDENTIALITY:
Except as required by law or regulation, the contents of this Term Sheet , or the fact that one has been issued, will not be publicly disclosed (in forms such as press releases, public filings, etc.) without the prior permission of Oilcorp Berhad.

OTHER TERMS:	As required by the Investors, the definitive transaction agreements may contain other terms not specified above that are agreed to by the Company.

The offering is also subject to the negotiation and execution of definitive legal documentation, the terms of which may vary from the terms of this Term Sheet and the satisfactory due diligence investigation of the Investors.  The Investor, alone or together with its counsel or advisors, should review such documentation for itself. The terms of such final documentation will represent all of the agreements between the Company and the Investors.

ACCEPTED AND AGREED TO
this 2nd day of December, 2008.

OILCORP BERHAD

By:  /s/
Name: Ng Huat Tian
Title:  Director

RENEWABLE FUEL CORP

By: /s/ William VanVliet
Name: William Van Vliet
Title:  Chairman